                                                                     EXHIBIT 99

                              SUBJECT TO REVISION
                    SERIES TERM SHEET DATED JANUARY 28, 1999


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1999-1
                     $500,000,000  __% CLASS A CERTIFICATES
                     $26,316,000  __% CLASS B CERTIFICATES

                            GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

     WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


MORGAN STANLEY DEAN WITTER

  ABN AMRO INCORPORATED

      CHASE SECURITIES INC.

         FIRST CHICAGO CAPITAL MARKETS, INC.

             FIRST UNION CAPITAL MARKETS CORP.

     THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-1 Supplement to the Pooling and Servicing Agreement.



TITLE OF SECURITIES............................   Discover Card Master Trust I, Series 1999-1 __%
                                                  Class A Credit Card Pass-Through Certificates and
                                                  Discover Card Master Trust I, Series 1999-1 __%
                                                  Class B Credit Card Pass-Through Certificates.

INTEREST RATE..................................   Class A Certificates:  _____% per year.

                                                  Class B Certificates:  _____% per year.

                                                  The Trustee will calculate interest on the
                                                  Certificates on the basis of the actual number of
                                                  days elapsed and a 360-day year of twelve 30-day
                                                  months.

INTEREST PAYMENT DATES.........................   The 15th day of each February and August (or the
                                                  next business day), beginning in August 1999, and
                                                  at maturity for the Class B Certificates.

EXPECTED MATURITY DATES........................   Class A Certificates:  February 15, 2002 (or the
                                                  next business day).  If an Amortization Event
                                                  occurs, the Trust will pay principal monthly and
                                                  the final principal payment may be made before or
                                                  after February 15, 2002.

                                                  Class B Certificates:  March 15, 2002 (or the
                                                  next business day).  If an Amortization Event
                                                  occurs, the Trust will pay principal monthly and
                                                  the final payment of principal may be made either
                                                  before or after March 15, 2002.  The Trust must
                                                  generally pay all Class A principal before it
                                                  pays any Class B principal.

                                                  An "Amortization Event" is an event that will
                                                  cause the Trust to begin repaying principal on a
                                                  monthly basis.

SERIES TERMINATION DATE........................   The first business day following August 15, 2004
                                                  (or, if August 15, 2004 is not a business day,
                                                  the second business day following August 15,
                                                  2004).  The Series Termination Date is the last
                                                  day on which the Trust will pay principal on the
                                                  Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)...................   The Class B Certificates are subordinated to the
                                                  Class A Certificates, up to a specified dollar
                                                  amount, known as the "Available Subordinated
                                                  Amount."

AVAILABLE SUBORDINATED AMOUNT..................   Initially $44,736,860, which may be reduced,
                                                  reinstated or increased from time to time.  The
                                                  Available Subordinated Amount will increase by
                                                  $26,315,800 after an Effective Alternative Credit
                                                  Support Election.

                                                  "Effective Alternative Credit Support Election"
                                                  will mean an effective election made by Greenwood
                                                  to change the way in which the Trust allocates
                                                  finance charge collections to this Series. To make
                                                  this election,



                                                  Greenwood must deposit additional funds into the
                                                  cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)...................   Greenwood will arrange to have a cash collateral
                                                  account established and funded with $21,052,640
                                                  for the direct benefit of the Class B investors
                                                  (the "Credit Enhancement Account") on the date the
                                                  Certificates are issued. The Trustee may withdraw
                                                  funds from this account to reimburse the Class B
                                                  investors for amounts that would otherwise reduce
                                                  their interest in the Trust or affect their
                                                  interest payments.

                                                  The amount on deposit in this account may decrease
                                                  or increase on future Distribution Dates.  A
                                                  "Distribution Date" is the 15th calendar day of
                                                  each month (or the next business day), beginning
                                                  in March 1999.

                                                  The maximum amount of Credit Enhancement as of any
                                                  Distribution Date will be:

                                                  Before either an Effective Alternative Credit
                                                  Support Election or a Supplemental Credit
                                                  Enhancement Event:


                                                  *   4.0% of the Series Investor Interest as of the
                                                      end of the preceding month (but not less than
                                                      $5,263,160); or

                                                  Before an Effective Alternative Credit Support
                                                  Election but after a Supplemental Credit
                                                  Enhancement Event:


                                                  *   5.0% of the Series Investor Interest as of the
                                                      end of the preceding month (but not less than
                                                      $5,263,160); or

                                                  After an Effective Alternative Credit Support
                                                  Election


                                                  *   8.5% of the Series Investor Interest as of the
                                                      end of the preceding month (but not less than
                                                      $5,263,160).

                                                  However, if an Amortization Event has occurred,
                                                  the maximum amount of Credit Enhancement will be
                                                  the amount on deposit in the Credit Enhancement
                                                  Account on the Distribution Date immediately
                                                  before the Amortization Event occurred.

                                                  A "Supplemental Credit Enhancement Event" will
                                                  occur the first time Standard & Poor's Ratings
                                                  Services withdraws the long-term debt or deposit
                                                  rating of Greenwood (or an additional seller, if
                                                  any) or reduces this rating below BBB -.

                                                  "Series Investor Interest" will mean $526,316,000
                                                  minus


                                                  *   the amount of principal collections on deposit
                                                      for the benefit of investors in this Series
                                                      (after giving effect to losses of principal on
                                                      investments of these funds),


                                                  *   the aggregate amount of principal previously
                                                      paid to investors in this Series, and

                                                  *   the aggregate amount of investor losses
                                                      resulting from accounts in which the
                                                      receivables have been charged-off as
                                                      uncollectible (after giving effect to all
                                                      provisions in the Series Supplement to
                                                      reimburse these charged-off amounts).

THE RECEIVABLES................................   The receivables in the Accounts included in the
                                                  Trust as of January 1, 1999 totaled
                                                  $28,518,361,329.71.

GROUP EXCESS SPREAD............................   The Certificates initially will be included in the
                                                  "Group One" group of series.  The three-month
                                                  rolling average Group Excess Spread Percentage (as
                                                  defined below) was 4.51% for the Distribution Date
                                                  in January 1999.

                                                  "Group Excess Spread Percentage" for any
                                                  Distribution Date is a percentage calculated by
                                                  multiplying:

                                                  *   twelve, by

                                                  *  an amount for all series in Group One equal to


                                                     *   the total amount of finance charge
                                                         collections, investment income and other
                                                         collections allocable to each series for the
                                                         prior calendar month, minus

                                                     *   the total amount of interest and certain fees
                                                         payable for each series and the amount of
                                                         receivables allocable to each series that have
                                                         been charged off as uncollectible for the
                                                         prior calendar month;

                                                         and then dividing the product by an amount equal
                                                         to the sum of all investor interests for each
                                                         series in Group One (in each case for the
                                                         Distribution Date).

RATING OF THE INVESTOR CERTIFICATES............   The Trust will only issue the Certificates
                                                  if Standard & Poor's has rated the Class A
                                                  Certificates "AAA" and the Class B
                                                  Certificates at least "A" and Moody's
                                                  Investors Service, Inc. has rated the Class
                                                  A Certificates "Aaa" and has rated the Class
                                                  B Certificates at least "A2."

ERISA CONSIDERATIONS...........................   Greenwood believes that employee benefit plans
                                                  subject to ERISA may acquire Class A Certificates;
                                                  however, advisers to these plans should consult
                                                  their own counsel. Employee benefit plans subject
                                                  to ERISA may not acquire the Class B Certificates.

LISTING........................................   Greenwood expects to list the Certificates on the
                                                  Luxembourg Stock Exchange to facilitate trading in
                                                  non-U.S. markets.

                          COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of January 1, 1999, the following five states had the largest receivables balances :


                STATE                         PERCENTAGE OF TOTAL RECEIVABLES
                -----                             BALANCE IN THE ACCOUNTS
                                                  -----------------------
                California.................               11.3%
                Texas......................                9.2%
                New York...................                6.7%
                Florida....................                6.0%
                Illinois...................                5.1%

     CREDIT LIMIT INFORMATION. As of January 1, 1999, the Accounts had the following credit limits:


                                                                     PERCENTAGE
                                                     RECEIVABLES      OF TOTAL
                                                     OUTSTANDING     RECEIVABLES
CREDIT LIMIT                                           (000'S)       OUTSTANDING
------------                                           -------       -----------
Less than or equal to $1,000.00.................    $     616,126        2.2%
$1,000.01 to $2,000.00..........................    $   2,585,839        9.1%
$2,000.01 to $3,000.00..........................    $   2,846,227       10.0%
Over $3,000.00..................................    $  22,470,169       78.7%
                                                    -------------    -----------
 Total..........................................    $  28,518,361      100.0%
                                                    =============    ===========

     SEASONING. As of January 1, 1999, 88.0% of the Accounts were at least 24 months old. The ages of Accounts as of January 1, 1999 were distributed as follows:


                                                      PERCENTAGE     PERCENTAGE
             AGE OF ACCOUNTS                          OF ACCOUNTS    OF BALANCES
             ---------------                          -----------    -----------
             Less than 12 Months..................        4.4%           2.1%
             12 to 23 Months......................        7.6%           6.7%
             24 to 35 Months......................        9.3%           9.7%
             36 Months and Greater................       78.7%          81.5%
                                                      -----------    -----------
                                                        100.0%         100.0%
                                                      ===========    ===========

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of January 1, 1999, the Accounts had the following delinquency statuses:


                                               AGGREGATE BALANCES    PERCENTAGE
               PAYMENT STATUS                      (000'S)           OF BALANCES
               --------------                      -------           -----------
               Current.......................     $24,449,405           85.8%
               1 to 29 Days..................     $ 2,058,454            7.2%
               30 to 59 Days.................     $   808,568            2.8%
               60 to 89 Days.................     $   382,688            1.3%
               90 to 119 Days................     $   333,585            1.2%
               120 to 149 Days...............     $   262,096            0.9%
               150 to 179 Days...............     $   223,565            0.8%
                                                  -----------        -----------
                                                  $28,518,361          100.0%
                                                  ===========        ===========

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

      GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 1998, the following five states had the largest receivables balances:


                                PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                      OF DISCOVER CARD PORTFOLIO
          STATE                         AS OF NOVEMBER 30, 1998
          -----                 ---------------------------------------
          California..........                  11.3%
          Texas...............                   9.3%
          New York............                   6.7%
          Florida.............                   6.0%
          Illinois............                   5.1%

      No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 1998.


      CREDIT LIMIT INFORMATION. As of November 30, 1998, the accounts in the Discover Card portfolio had the following credit limits:


                                                           PERCENTAGE
                                           RECEIVABLES      OF TOTAL
                                           OUTSTANDING     RECEIVABLES
      CREDIT LIMIT                           (000'S)       OUTSTANDING
      ------------                        -------------    -----------
      Less than or equal to $1,000.00          $632,180         2.1%
      $1,000.01 to $2,000.00.........         2,782,815         9.2%
      $2,000.01 to $3,000.00.........         2,927,625         9.7%
      Over $3,000.00.................     $  23,788,446        79.0%
                                          -------------       ------
        Total........................     $  30,131,066       100.0%
                                          =============       ======

      SEASONING. As of November 30, 1998, 88.3% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 1998 were distributed as follows:


                                         PERCENTAGE     PERCENTAGE
          AGE OF ACCOUNTS                OF ACCOUNTS    OF BALANCES
          ---------------                -----------    -----------
          Less than 12 Months........        5.0%           2.3%
          12 to 23 Months............        6.7%           6.0%
          24 to 35 Months............        8.9%           9.3%
          36 Months and Greater......       79.4%          82.4%
                                           ------         ------
                                           100.0%         100.0%
                                           ======         ======

      SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                              TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED  TWELVE MONTHS ENDED
                               NOVEMBER 30, 1998    NOVEMBER 30, 1997    DECEMBER 31, 1996
                              -------------------  -------------------  -------------------
  Aggregate Monthly Yields (1)
  Excluding Recoveries (2)          18.02%               18.19%               17.72%
  Including Recoveries (3)          18.76%               18.90%               18.20%

----------------------
(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

      SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 1998, the accounts in the Discover Card portfolio had the following delinquency statuses:


                                          AGGREGATE
                                           BALANCES        PERCENTAGE
                PAYMENT STATUS             (000'S)         OF BALANCES
                --------------           ------------      -----------
                Current.............     $ 26,020,162         86.3%
                1 to 29 Days........     $  2,122,334          7.0%
                30 to 59 Days.......     $    637,435          2.1%
                60 to 89 Days.......     $    480,072          1.6%
                90 to 119 Days......     $    352,966          1.2%
                120 to 149 Days.....     $    287,277          1.0%
                150 to 179 Days.....     $    230,820          0.8%
                                         ------------        -----
                                         $ 30,131,066        100.0%
                                         ============        =====

      SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                                  AVERAGE OF TWELVE MONTHS      AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS
                                   ENDED NOVEMBER 30, 1998      ENDED NOVEMBER 30, 1997       ENDED DECEMBER 31, 1996
                                  --------------------------  ----------------------------  ----------------------------
                                  DELINQUENT                   DELINQUENT                    DELINQUENT
                                    AMOUNT                       AMOUNT                        AMOUNT
                                   (000'S)     PERCENTAGE(1)    (000'S)     PERCENTAGE (1)    (000'S)     PERCENTAGE (1)
                                 ------------  -------------  ------------  --------------  ------------  --------------
      30-59 Days............     $    759,521      2.6%       $    743,464      2.6%        $   680,645        2.7%
      60-89 Days............     $    456,059      1.5%       $    432,410      1.5%        $   361,992        1.4%
      90-179 Days...........     $    853,961      2.9%       $    803,204      2.8%        $   593,661        2.3%
                                 ------------      ---        ------------      ---         -----------        ---
         Total..............     $  2,069,541      7.0%       $  1,979,078      6.9%        $ 1,636,298        6.4%
                                 ============      ===        ============      ===         ===========        ===

----------------------
(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

      SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:


                                                      TWELVE MONTHS ENDED    ELEVEN MONTHS ENDED       TWELVE MONTHS ENDED
                                                       NOVEMBER 30, 1998      NOVEMBER 30, 1997         DECEMBER 31, 1996
                                                      -------------------   ----------------------     -------------------
                                                                            (dollars in thousands)
Average Receivables Outstanding(1)..................      $29,749,158            $28,403,076                $25,542,718
Gross Charge-Offs...................................      $ 2,215,002            $ 1,891,601                $ 1,458,450
Gross Charge-Offs as a Percentage of
  Average Receivables Outstanding(2)................         7.45%                  7.27%                      5.71%

----------------------
(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


      SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:


                                           TWELVE MONTHS ENDED    ELEVEN MONTHS ENDED    TWELVE MONTHS ENDED
                                            NOVEMBER 30, 1998      NOVEMBER 30, 1997      DECEMBER 31, 1996
                                           -------------------    -------------------    -------------------
    Average Monthly Payment Rate(2)......        15.42%                 14.51%                 15.24%
    Highest Monthly Payment Rate.........        17.01%                 16.31%                 18.08%
    Lowest Monthly Payment Rate..........        13.90%                 12.41%                 13.33%

----------------------
(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.